Exhibit 99.3

February 13, 2006

To all Golf employees:

I am sending all employees a message this morning to let you know that Lynnwood Financial Group, Inc. has agreed to merge with Sterling Financial Corporation of Spokane, Washington.  Because Sterling is a public company, it was impossible to make sure that you heard this information from me first.  I am sending each of you this email as soon as allowable to hopefully be the one to give you the news, but if you already heard it from the media I apologize for not being able to inform you earlier.

The prospect of this merger between Sterling Financial Corporation and Golf Savings Bank is very exciting.  The goal of the merger is to combine the strengths of each company into one of the region’s largest bank, retail mortgage, construction, and commercial lenders.  Because this merger will bring new products, new branches, and new services, and increase recruiting opportunities for quality loan originators, our support staff will be more important than ever.

Golf Savings Bank will remain as an independent bank; the mortgage divisions of Golf Savings Bank will continue to operate as divisions of Golf Savings Bank.  Golf Escrow will continue to operate as Golf Escrow.  Both Golf Savings Bank and Golf Escrow will be a subsidiary of Sterling Financial Corporation.  Harold Gilkey, the Chairman and CEO of Sterling Financial Corporation and William Zuppe, who is the Chairman and CEO of Sterling Savings Bank, both have strong mortgage backgrounds and envision increasing retail and construction originations immediately.

There is much more to tell you — including what this merger means to you.  I have called a special manager meeting at 8:00 a.m. today, Monday, for your managers to join me, Donn, Dennis and Rob, along with Harold Gilkey, the Chairman and Chief Executive Officer of Sterling, in my office to learn more about it.

You are encouraged to listen to the teleconference we are hosting with Sterling at (210) 234-0027 and use the password “STERLING-GOLF.”  A replay will be available from approximately one hour after the call, until March 13, 2006 at 11:59 p.m. PT.  The replay number is (203) 369-0547.  In addition, Sterling has prepared an Investor Presentation to accompany the audio call.  The presentation is available via Sterling’s website at www.sterlingsavingsbank.com.  The Investor Relations section of the website contains the investor presentation, as well as the link to the audio web cast for the conference call.

We realize that you are going to have questions throughout this process, and we will endeavor to answer each of them in a timely manner.  We encourage you to email Monte Kenaston your questions directly.  Monte will help coordinate our responses.

I look forward to completing the merger and presenting the products, services and opportunities that will soon be available.  These changes will help ensure our company’s outstanding success for years to come.

Charles J. Ainslie
CEO

Additional Information and Where to Find It

Sterling Financial Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Lynnwood Financial Group expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction.  Investors and security holders of Sterling and Lynnwood are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Lynnwood and the proposed merger.  In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Lynnwood, Sterling files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov.  These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Savings Bank, 111 North Wall Street, Spokane, WA  99201, or by telephone at (509) 227-5389  In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingsavingsbank.com.

Sterling, Lynnwood and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Lynnwood with respect to the transactions contemplated by the proposed merger.  Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 25, 2005.  A description of the interests of the directors and executive officers of Sterling and Lynnwood in the merger will be set forth in Lynnwood’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and Lynnwood, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Lynnwood’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Lynnwood, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Lynnwood may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Lynnwood may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Lynnwood’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.